UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
 (Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
 (Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
 (Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  December 31, 2016

Updated August 1, 2011

Item 1. Reports to Stockholders.

Annual Report
December 31, 2016
Monetta Mutual Funds (No-Load) Monetta Trust:
☐ Monetta Fund
☐ Monetta Young Investor Fund

1-800-MONETTA	www.monetta.com

This Page is Intentionally Left Blank

TABLE OF CONTENTS
Letter to Shareholders	5

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Young Investor Fund	11

Financial Statements
Statements of Assets & Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	22
Other Information	23
Trustees & Officers	25
Notice to Shareholders	26

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Fund that invests in underlying ETFs that track the S&P 500 Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies.
While the Funds are no-load, management and other expenses still apply.
Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.
Diversification does not assure a profit, nor does it protect against a loss in a declining market.
The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.
Earnings growth is not a measure of the Funds’ future performance.
The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.
Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.
Distributor: Quasar Distributors, LLC.

Dear Fellow Shareholders:
February 2, 2017
I am pleased to enclose your Fund’s annual report for the year ended December 31, 2016. The market, as represented by the S&P 500 Index, posted a solid 11.96% return, including income. Within the Index, value stocks outperformed growth stocks, while small and mid-cap companies outperformed large-cap issues by a wide margin.
For example, the large-cap value return (as measured by the Russell 1000 Value Index) was up 17.3% compared to the large-cap growth return (measured by the Russell 1000 Growth Index) of 7.1%, reflecting investor’s bias toward defensive issues.
Throughout the year the market proved to be very resilient in spite of numerous political/economic surprises. From a weakening Chinese economy and plunging oil prices in January and February, to the United Kingdom’s Brexit vote in June, to the U.S. presidential election outcome in November, the 2016 market environment was very volatile and often tumultuous.
A primary inflection point during the year was Donald Trump’s surprising presidential election win and the Republican Party’s control of Congress. Investors reacted positively to the prospects of a new Trump Administration as they began to anticipate the benefits of tax cuts, less business regulation and the repatriation of corporate cash held abroad. The election results coincided with a strengthening in oil prices, as the Organization of Petroleum Exporting Countries (OPEC) finalized oil output cuts, and Chinese economic growth showed signs of stabilizing.
Energy, telecom services and financials led the market advance while the worst performing sectors included real estate, healthcare and consumer staples.
In addition, the Fed raising rates in December signaled the Federal Open Market Committee’s belief that economic growth is strong enough to withstand a gradual normalization of interest rates during 2017.
2017 Prospects
Heading into 2017, it appears the equity markets are transitioning from an interest rate-driven market to an earnings-driven secular bull market. We believe this shift will favor the growth stock sector over the value and blended sectors. The election of Donald Trump and a Republican Congress has propelled recent stock market outperformance. The market’s recent sharp gains may give way to a more sideways near-term price movement as investors take a “wait and see” attitude on the effectiveness of Trump’s fiscal policies.
We believe the economic growth momentum seen in the latter half of 2016 will continue into 2017, extending the bull market that began in 2009. Based on historical valuation levels, markets may appear stretched, but as economic momentum improves we believe equity prices will trend higher, reflecting improving corporate profitability levels. Interest rates, which are expected to rise in 2017, are not expected to derail equity gains as increases should be moderate and dependent on data.
It’s clear the Trump Administration intends to implement very pro-active business policies, but what actions he will take and whether they will succeed is very much up in the air. Investors should expect excessive market volatility reflecting the ever-changing political/investment environment.
Following is detailed information summarizing each Fund’s performance, major security holdings and investment strategy. We thank you for being a valued shareholder and for providing us with the opportunity to help you achieve your long-term investment goals.
Respectfully,
Robert S. Bacarella
 President, Founder and Portfolio Manager
Past performance is not a guarantee of future results.

Monetta Fund (Unaudited)		Year ended December 31, 2016
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$127.3 billion	$54.50 million

PERFORMANCE AS OF 12/31/2016:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	6.98%	5.76%	12.00%	6.46%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%
Total Annual Operating Expenses *	1.42%

* Source Prospectus dated April 30, 2016. Expense Ratio of 1.42% includes Acquired Fund Fees and Expenses of 0.02%. For the Fund's current Expense Ratio, please refer to page 16 of this Annual report.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.
The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.
Portfolio Weightings(a):
Technology	24.2%
Financial	14.4%
Energy	11.9%
Consumer Cyclical	10.0%
Basic Material	8.4%
Capital Equipment	6.5%
Healthcare	6.5%
Retail	4.8%
Transportation	4.2%
Consumer Staple	1.1%
Other(b)	8.0%

Top 5 Equity Holdings:

% of Net Assets
Amazon.com, Inc.	4.8%
Apple, Inc.	4.0%
Alphabet, Inc. - CL C	3.5%
Citigroup, Inc.	3.3%
Bank of America Corp.	2.8%
Total Top 5 Equity Holdings	18.4%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes cash and Money Market Funds.
Commentary
The Monetta Fund appreciated 6.98% during 2016. The Fund lagged its benchmark index return, the S&P 500 Index, which was up 11.96%. The Fund’s emphasis on large-cap growth companies was the primary reason for the performance variance to the Index. The calendar year return for the large-cap value return (as measured by the Russell 1000 Value Index) appreciated 17.30%, while the large-cap growth return (as measured by the Russell 1000 Growth Index) was up 7.10%.
The Fund’s high weightings in the energy and financial sectors enhanced Fund performance. Specifically, top performing holdings included EOG Resources, Inc., Bank of America Corp. and Citigroup, Inc., representing 2.78%, 2.84% and 3.27% respectively of the year end net assets. Lagging performance was primarily in the healthcare sector, which was one of three sectors that generated negative returns last year. Detracting from Fund performance were Biogen Idec, Inc., Celgene Corp. and Cardinal Health, Inc., representing 0.00%, 2.02% and 0.00% respectively of the year end net assets. Recent Fund purchases include Dow Chemical Co. and General Motors Co., representing 1.89% and 1.28% respectively of the year end net assets. Both companies demonstrated improved yearly earnings trends.
2017 Outlook/Strategy
The surprise election of Donald Trump as President has investors openly wondering how a new Washington regime will impact market direction. President Trump has pledged to deregulate businesses, lower taxes and create new jobs, which could be a boom for the economy and corporate profitability.
Until the impact of a Trump presidency becomes clearer we have adopted a “wait and see” attitude. We do not expect near-term clarity on many important issues and therefore anticipate a narrow market trading range with the possibility of heightened market volatility.
We expect Trump’s pro-growth policies will benefit high quality growth companies with dominate market share. We believe the Fund is well positioned to potentially benefit from this changing investment landscape.

Monetta Young Investor Fund (Unaudited)		Year ended December 31, 2016
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$166.2 billion	$116.97 million

PERFORMANCE AS OF 12/31/2016:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Young Investor Fund	10.16%	7.00%	13.29%	10.45%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%
Total Annual Operating Expenses *	1.23%

* Source Prospectus dated April 30, 2016. Expense Ratio of 1.23% includes Acquired Fund Fees and Expenses of 0.05%. For the Fund's current Expense Ratio, please refer to page 17 of this Annual report.
Performance data quoted represents past performance; past performance does not guarantee future results.The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.
The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings(a):
Exchange Traded Funds	54.6%
Technology	10.3%
Financial	7.5%
Energy	6.6%
Consumer Cyclical	4.9%
Healthcare	3.7%
Transportation	2.9%
Retail	2.9%
Basic Material	1.8%
Consumer Staple	0.7%
Other(b)	4.1%

Top 5 Equity Holdings:

% of Net Assets
Amazon.com, Inc.	2.9%
UnitedHealth Group, Inc.	2.3%
Alphabet, Inc. - CL C	2.3%
Mastercard, Inc. - CL A	2.2%
Apple, Inc.	2.0%
Total Top 5 Equity Holdings	11.7%

(a) Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b) Includes cash and Money Market Funds.
Commentary
The Monetta Young Investor Fund posted a 10.16% return for the year ended December 31, 2016. Fund performance lagged the return of its benchmark Index (S&P 500) return of 11.96%. The Fund variance to the Index was primarily due to the Fund’s large-cap growth emphasis which lagged large-cap value securities. Enhancing Fund performance was its approximate 50% weighting in Exchange Traded Funds (ETFs) that tracked the performance of the S&P 500 Index. The Fund’s passive portion created a level of diversification and stability, relative to the market, while the active portion provided an opportunity to generate excess market returns.
Excluding the ETF investments, the Fund’s largest sector weightings were in the technology and financial sectors. Individual holdings, enhancing Fund performance, included NVIDIA Corp., United Health Group, Inc., and Bank of America Corp., representing 0.91%, 2.33% and 1.89% respectively of year end net assets. Detracting from performance were Sketchers U.S.A., Inc., and Delta Airlines, Inc., neither meeting analyst expectations and, as a result, were sold.
New stock purchases, demonstrating improving relative strength, favorable money flows and higher earnings trends, included General Motors Co., Walt Disney Co. and Citigroup, Inc., representing 1.19%, 1.34% and 1.52% respectively of the year end net asset value.
2017 Outlook/Strategy
Political uncertainty dominates the 2017 outlook as the markets adjust to the new realities of President Trump and the Brexit fallout. Near-term we expect better U.S. economic growth as the new Administration is likely to deliver tax cuts and infrastructure spending. There is also a risk that economic stimulus overheats the economy resulting in more Fed tightening than anticipated.
Our focus is on identifying/investing in growth companies that are sector leaders that demonstrate improving earnings trends, solid financials and improving relative price strength and money flows. Opportunities exist, but expectations should be tempered until we get more clarity on the impact of President Trump’s pro-growth policies.

Disclosure of Fund Expenses (Unaudited)	Period Ended December 31, 2016

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2016 - December 31, 2016.
ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	7/1/16	12/31/16	7/1/16-12/31/16	EXPENSE RATIO
ACTUAL
Monetta Fund	$ 1,000.00	$ 1,112.10	$ 7.70	1.45%
Monetta Young Investor Fund	1,000.00	1,094.70	6.42	1.22%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000.00	$ 1,017.85	$ 7.35	1.45%
Monetta Young Investor Fund	1,000.00	1,019.00	6.19	1.22%

(a) Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 (to reflect the one-half year period).

Schedule of Investments	December 31, 2016
Monetta Fund

COMMON STOCKS - 92.0%
NUMBER OF SHARES		VALUE
Basic Material - 8.4%

Cement Aggregates-1.8%
8,000	Vulcan Materials Co.	$ 1,001,200

Chemicals-3.1%
18,000	Dow Chemical Co.	1,029,960
12,000	Westlake Chemical Corp.	671,880
		1,701,840
Paper & Forest Product-1.7%
17,000	International Paper Co.	902,020

Steel-1.8%
27,000	Steel Dynamics, Inc.	960,660

Capital Equipment - 6.5%

Aerospace & Defense-6.5%
6,000	General Dynamics Corp.	1,035,960
2,200	Lockheed Martin Corp.	549,868
4,200	Northrop Grumman Corp.	976,836
20,000	Textron, Inc.	971,200
		3,533,864

Consumer Cyclical - 10.0%

Automobile-1.3%
20,000	General Motors Co.	696,800

Leisure Service-6.8%
15,000	Las Vegas Sands Corp.	801,150
25,000	MGM Resorts International *	720,750
4,400	Netflix, Inc. *	544,720
400	Priceline Group, Inc. *	586,424
12,000	Wynn Resorts Ltd.	1,038,120
		3,691,164
Media-Radio/TV-1.9%
10,000	Walt Disney Co.	1,042,200
Consumer Staple - 1.1%

Food-1.1%
15,000	Hain Celestial Group, Inc. *	585,450

NUMBER OF SHARES		VALUE
Energy - 11.9%

Oil & Gas-Exploration & Production-8.1%
10,000	Anadarko Petroleum Corp.	$ 697,300
17,000	Apache Corp.	1,078,990
25,000	Devon Energy Corp.	1,141,750
15,000	EOG Resources, Inc.	1,516,500
		4,434,540
Oil & Gas-Integrated-2.2%
6,000	Chevron Corp.	706,200
30,000	Marathon Oil Corp.	519,300
		1,225,500
Oil & Gas-Refining/Marketing-1.6%
10,000	Tesoro Corp.	874,500
Financial - 14.4%

Bank-Money Center-8.5%
70,000	Bank of America Corp.	1,547,000
30,000	Citigroup, Inc.	1,782,900
15,000	JPMorgan Chase & Co.	1,294,350
		4,624,250
Brokerage & Investment
Management-2.0%
27,000	Charles Schwab Corp.	1,065,690

Finance-Miscellaneous-3.9%
6,000	CME Group, Inc.	692,100
14,000	MasterCard, Inc. - CL A	1,445,500
		2,137,600
Healthcare- 6.5%

Healthcare-Biomedical/Genetic-3.5%
9,500	Celgene Corp. *	1,099,625
8,000	Incyte Corp. *	802,160
		1,901,785
Healthcare-Drug/Diversified-3.0%
14,000	Bristol-Myers Squibb Co.	818,160
15,000	Zoetis, Inc.	802,950
		1,621,110

Retail - 4.8%
Retail-Specialty-4.8%
3,500	Amazon.com, Inc .*	2,624,545

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2016
Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE
Technology- 24.2%

Computer Data Storage-5.5%
19,000	Apple, Inc.	$ 2,200,580
12,000	Western Digital Corp.	815,400
		3,015,980
Computer-Software-4.6%
10,000	Check Point Software
	Technologies Ltd. *	844,600
15,000	Microsoft Corp.	932,100
9,000	VMware, Inc. - CL A *	708,570
		2,485,270
Electronic-Semiconductor-4.3%
6,000	NVIDIA Corp.	640,440
17,000	QUALCOMM, Inc.	1,108,400
8,000	Skyworks Solutions, Inc.	597,280
		2,346,120
Internet-5.6%
2,500	Alphabet, Inc. - CL C *	1,929,550
10,000	Facebook, Inc. - CL A *	1,150,500
		3,080,050
Office-Equipment-1.4%
11,000	Avery Dennison Corp.	772,420

Telecommunication Equipment-1.2%
6,500	Harris Corp.	666,055

Telecommunication Service-1.6%
15,000	T-Mobile US, Inc. *	862,650

Transportation - 4.2%

Airline-2.3%
25,000	Southwest Airlines Co.	1,246,000

Railroad-1.9%
10,000	Union Pacific Corp.	1,036,800

Total Common Stocks
(Cost $41,571,587)		50,136,063

NUMBER OF SHARES	VALUE
Money Market Funds- 8.5%

4,620,687 Morgan Stanley Institutional
Liquidity Fund - Government
Portfolio, Institutional
Class, 0.442% ^	$ 4,620,687

Total Money Market Funds
(Cost $4,620,687)	4,620,687

Total Investments
(Cost $46,192,274) (a) - 100.5%	54,756,750

Liabilities in Excess of
Other Assets - (0.5)%	(259,491)

TOTAL NET ASSETS - 100.0%	$ 54,497,259

(a) Cost for tax purposes is $46,192,274. The aggregate gross unrealized appreciation is $8,822,635, and the aggregate gross unrealized depreciation is $258,159, resulting in net unrealized appreciation of $8,564,476.
* Non-income producing security.
^ Rate shown is the seven day effective yield at December 31, 2016.
Industry classification provided by William O'Neil & Co., Inc.
The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2016
Monetta Young Investor Fund

COMMON STOCKS - 41.3%
NUMBER OF SHARES		VALUE
Basic Material - 1.8%

Cement Aggregates-0.9%
8,000	Vulcan Materials Co.	$ 1,001,200

Chemicals-0.9%
12,000	LyondellBasell Industries
	NV - CL A	1,029,360
Consumer Cyclical - 4.9%

Automobile-1.2%
40,000	General Motors Co.	1,393,600

Leisure Service-2.4%
30,000	Las Vegas Sands Corp.	1,602,300
800	Priceline Group, Inc. *	1,172,848
		2,775,148
Media-Radio/TV-1.3%
15,000	Walt Disney Co.	1,563,300

Consumer Staple - 0.7%
Food-0.7%
20,000	Hain Celestial Group, Inc.*	780,600
Energy - 6.6%

Oil & Gas-Exploration & Production-3.8%
24,000	Apache Corp.	1,523,280
20,000	Devon Energy Corp.	913,400
20,000	EOG Resources, Inc.	2,022,000
		4,458,680
Oil & Gas-Integrated-1.7%
17,000	Chevron Corp.	2,000,900

Oil & Gas-Refining/Marketing-1.1%
15,000	Tesoro Corp.	1,311,750

Financial - 7.5%
Bank-Money Center-5.3%
100,000	Bank of America Corp.	2,210,000
30,000	Citigroup, Inc.	1,782,900
25,000	JPMorgan Chase & Co.	2,157,250
		6,150,150

NUMBER OF SHARES		VALUE
Financial (Cont’d) - 7.5%

Finance-Miscellaneous-2.2%
25,000	MasterCard, Inc. - CL A	$ 2,581,250

Healthcare - 3.7%

Healthcare-Biomedical/Genetic-1.4%
16,000	Incyte Corp. *	1,604,320

Healthcare-Patient Care-2.3%
17,000	UnitedHealth Group, Inc.	2,720,680

Retail - 2.9%

Retail-Specialty-2.9%
4,500	Amazon.com, Inc. *	3,374,415

Technology - 10.3%

Computer Data Storage-2.7%
20,000	Apple, Inc.	2,316,400
13,000	Western Digital Corp.	883,350
		3,199,750
Computer-Software-2.1%
20,000	Microsoft Corp.	1,242,800
16,000	VMware, Inc. - CL A *	1,259,680
		2,502,480

Electronic-Semiconductor-2.3%
10,000	NVIDIA Corp.	1,067,400
25,000	QUALCOMM, Inc.	1,630,000
		2,697,400

Internet-3.2%
3,500	Alphabet, Inc. - CL C *	2,701,370
9,000	Facebook, Inc. - CL A *	1,035,450
		3,736,820

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2016
Monetta Young Investor Fund (Cont’d)

NUMBER OF SHARES	VALUE
Transportation- 2.9%
Airline-1.7%
40,000 Southwest Airlines Co.	$ 1,993,600
Railroad-1.2%
14,000 Union Pacific Corp.	1,451,520

Total Common Stocks
(Cost $37,509,766)	48,326,923

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 54.6%

70,000	iShares Core S&P 500	$ 15,749,300
120,000	Schwab Strategic Trust
	Large-Cap	6,391,200
55,000	SPDR S&P 500 Trust	12,294,150
63,000	Vanguard Growth	7,023,240
76,000	Vanguard Large-Cap	7,780,120
37,000	Vanguard S&P 500	7,596,470
76,000	Vanguard Value	7,068,760

Total Exchange Traded Funds
(Cost $46,229,723)		63,903,240

MONEY MARKET FUNDS - 4.0%

4,645,929	Morgan Stanley Institutional
	Liquidity Fund - Government
	Portfolio, Institutional
	Class, 0.442% ^	4,645,929

Total Money Market Funds
(Cost $4,645,929)		4,645,929

Total Investments
(Cost $88,385,418) (a) - 99.9%		116,876,092

Other Net Assets
Less Liabilities - 0.1%		96,262

TOTAL NET ASSETS - 100.0%		$ 116,972,354

(a) Cost for tax purposes is $88,385,418. The aggregate gross unrealized appreciation is $28,532,795, and the aggregate gross unrealized depreciation is $42,121, resulting in net unrealized appreciation of $28,490,674.
* Non-income producing security.
^ Rate shown is the seven day effective yield at December 31, 2016.
Industry classification provided by William O'Neil & Co., Inc.
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities		December 31, 2016

		Monetta Young
	Monetta Fund	Investor Fund
Assets:
Investments at value (a)	$54,756,750	$116,876,092
Receivables:
Investments sold	1,337,977	1,287,297
Interest and dividends	52,397	96,904
Fund shares sold	15,201	541,407
Prepaid expenses	14,355	19,695
Total Assets	56,176,680	118,821,395

Liabilities:
Payables:
Investment advisory fees (Note 2)	44,215	54,893
Distribution expense (Note 5)	—	114,722
Investments purchased	1,529,949	1,410,064
Fund shares redeemed	54,161	184,158
Accrued trustee fees	3,740	8,472
Accrued compliance fees	1,077	2,453
Accrued other expenses	46,279	74,279
Total Liabilities	1,679,421	1,849,041
Net Assets	$54,497,259	$116,972,354

Anaylsis of net assets:
Paid in capital	44,612,216	86,682,368
Accumulated undistributed net investment income	18	580
Accumulated undistributed net realized gain on investments	1,320,549	1,798,732
Net unrealized appreciation on investments	8,564,476	28,490,674
Net Assets	$54,497,259	$116,972,354

(a) Investments at cost	$46,192,274	$88,385,418

Shares of beneficial interest issued outstanding	3,218,087	5,773,632

Net asset value, offering price and redemption price per share	$16.93	$20.26

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For The Year Ended
December 31, 2016

		Monetta Young
	Monetta Fund	Investor Fund
Investment income and expenses:
Investment income:
Interest	$14,350	$16,670
Dividends	737,823	2,067,599
Total investment income	752,173	2,084,269

Expenses:
Investment advisory fees (Note 2)	487,703	635,965
Distribution expense (Note 5)	—	289,075
Transfer and shareholder servicing agent fee	88,779	219,756
Administration expense	36,473	57,598
Accounting fees	29,184	28,258
State registration fees	21,477	25,801
Compliance expense	17,428	39,401
Audit fees	14,999	14,999
Trustee fees	13,734	31,066
Custodian fees	13,112	25,376
Printing and postage fees	10,378	20,229
Legal fees	6,503	14,854
Other expenses	5,803	11,037
Total expenses	745,573	1,413,415
Net investment income	6,600	670,854

Realized and unrealized gain on investments:
Net realized gain on investments	2,771,169	4,085,982
Net change in unrealized appreciation of investments	670,734	6,187,128
Net gain on investments	3,441,903	10,273,110
Net increase in net assets from operations	$3,448,503	$10,943,964

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Years Ended
December 31,

		Monetta	Monetta Young
		Fund	Investor Fund

	2016	2015	2016	2015

Operations:
Net investment income (loss)	$6,600	$(58,443)	$670,854	$554,441
Net realized gain on investments	2,771,169	5,210,363	4,085,982	9,027,177
Net change in unrealized appreciation
of investments	670,734	(3,391,243)	6,187,128	(7,484,519)
Net increase in net assets from operations	3,448,503	1,760,677	10,943,964	2,097,099

Distributions paid from:
Net investment income	(6,582)	—	(670,739)	(554,437)
Net realized gain	(1,473,155)	(6,002,389)	(3,030,898)	(11,179,767)
Total distributions to shareholders	(1,479,737)	(6,002,389)	(3,701,637)	(11,734,204)

From capital transactions (Note 3):
Proceeds from shares sold	1,976,865	559,246	42,992,868	35,819,072

Net asset value of shares issued through
dividend reinvestment	1,450,526	5,885,260	3,346,296	10,876,562
Cost of shares redeemed	(4,607,470)	(3,862,133)	(56,759,351)	(59,729,413)

Increase (decrease) in net assets
from capital transactions	(1,180,079)	2,582,373	(10,420,187)	(13,033,779)
Total increase (decrease) in net assets	788,687	(1,659,339)	(3,177,860)	(22,670,884)

Net assets at beginning of year	$53,708,572	$55,367,911	$120,150,214	$142,821,098

Net assets at end of year	$54,497,259	$53,708,572	$116,972,354	$120,150,214

Accumulated undistributed
net investment income	$18	$—	$580	$465

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,	December 31,		December 31,
the year are as follows:	2016	2015	2014	2013		2012

Net asset value at beginning of year	$16.28	$17.68	$18.45	$14.87		$13.68

Investment Operations:
Net investment income (loss)	0.00 (b)	(0.02)	(0.04)	(0.00	)(b)	(0.04)
Net realized and unrealized gain
on investments	1.13	0.64	1.39	5.18		1.47

Total from investment operations	1.13	0.62	1.35	5.18		1.43

Less Distributions:
From net investment income	— (b)	—	—	—		—
From net realized gains	(0.48)	(2.02)	(2.12)	(1.60)		(0.24)

Total distributions	(0.48)	(2.02)	(2.12)	(1.60)		(0.24)

Net asset value at end of year	$16.93	$16.28	$17.68	$18.45		$14.87

Total return	6.98%	3.19%	7.15%	34.89%		10.47%
Ratios to average net assets:
Expenses - Net	1.45%	1.40%	1.44%	1.51%		1.65%
Expenses - Gross	1.45%	1.40%	1.44%	1.53	%(a)	1.70	%(a)
Net investment income (loss)	0.01%	(0.11)%	(0.24)%	(0.02)%		(0.27)%
Portfolio turnover	120.2%	146.2%	137.2%	96.3%		131.8%
Net assets ($ in thousands)	$54,497	$53,709	$55,368	$54,480		$43,799

(a) The gross expense ratio excludes fees paid indirectly. Prior to 2014, certain Fund expenses (e.g. legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.
(b) Rounds to zero.
The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Fund

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,	December 31,		December 31,
the year are as follows:	2016	2015	2014	2013		2012

Net asset value at beginning of year	$18.99	$20.65	$19.31	$14.91		$13.20

Investment Operations:
Net investment income	0.11	0.09	0.09	0.15		0.15
Net realized and unrealized gain
on investments	1.81	0.25	1.79	4.74		1.79

Total from investment operations	1.92	0.34	1.88	4.89		1.94

Less Distributions:
From net investment income	(0.12)	(0.09)	(0.09)	(0.10)		(0.13)
From net realized gains	(0.53)	(1.91)	(0.45)	(0.39)		(0.10)

Total distributions	(0.65)	(2.00)	(0.54)	(0.49)		(0.23)

Net asset value at end of year	$20.26	$18.99	$20.65	$19.31		$14.91

Total return	10.16%	1.40%	9.67%	32.78%		14.71%
Ratios to average net assets:
Expenses - Net	1.22%	1.18%	1.16%	1.00%		1.00%
Expenses - Gross	1.22%	1.18%	1.19%	1.24	%(a)	1.37	%(a)
Net investment income	0.58%	0.42%	0.42%	0.82%		1.02%
Portfolio turnover	41.9%	51.1%	54.3%	37.0%		61.7%
Net assets ($ in thousands)	$116,972	$120,150	$142,821	$127,002		$41,806

(a) The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.22% and 1.32% for the years ended December 31, 2013 and 2012 respectively. Prior to 2014, certain Fund expenses (e.g. legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.
The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2016

1. SIGNIFICANT ACCOUNTING POLICIES:
Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds, collectively referred to as the Funds, are series of the Trust:
Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.
Monetta Young Investor Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (ETFs) and other funds seeking to track the S&P 500 Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.
(a) Securities Valuation
Equity securities and exchange traded funds are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as level 1 of the fair value hierarchy.
Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.
(b) Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements	December 31, 2016

(c) General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.
(d) Expenses
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.
(e) Federal Income Taxes
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.
The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2016, there were no capital loss carryforwards.
Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2016, the Funds had no post-October capital losses which were realized after October 31, 2016 and deferred for tax purposes to January 1, 2017. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax positions as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2016, the Funds did not incur any interest or penalties.
(f) Distributions of Income and Gains
Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.
Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2016, no such reclassifications were necessary.
As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Monetta	Monetta Young
	Fund	Investor Fund

Undistributed Ordinary Income	$18	$580
Undistributed Long-Term Capital Gain	1,320,549	1,798,732
Other Accumulated Gain (Loss)	—	—
Net Unrealized Appreciation	8,564,476	28,490,674
Total Accumulated Earnings	$9,885,043	$30,289,986

Notes to Financial Statements	December 31, 2016

The tax character of distributions paid during the years ended December 31, 2016 and 2015, were as follows:

	Monetta	Monetta Young
2016	Fund	Investor Fund
Ordinary Income	$6,582	$670,739
Long-Term Capital Gain	1,473,155	3,030,898
Total Distributions to Shareholders	$1,479,737	$3,701,637

	Monetta	Monetta Young
2015	Fund	Investor Fund
Ordinary Income	$621,643	$569,581
Long-Term Capital Gain	5,380,746	11,164,623
Total Distributions to Shareholders	$6,002,389	$11,734,204

(g) Fair Value Measurements
In accordance with ASC 820-10, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below.
• Level 1 - quoted prices in active markets for identical investments;
• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);
• Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes each Fund's investments at December 31, 2016, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund
Common Stocks	$50,136,063	$—	$—	$50,136,063
Money Market Funds	$4,620,687	$—	$—	$4,620,687
FUND TOTAL	$54,756,750	$—	$—	$54,756,750
Monetta Young Investor Fund
Common Stocks	$48,326,923	$—	$—	$48,326,923
Exchange Traded Funds	$63,903,240	$—	$—	$63,903,240
Money Market Funds	$4,645,929	$—	$—	$4,645,929
FUND TOTAL	$116,876,092	$—	$—	$116,876,092

Refer to the Funds’ Schedules of Investments for industry classifications.
Transfers are recognized at the end of the reporting period.
There were no transfers between valuation levels during the fiscal year ended December 31, 2016.

Notes to Financial Statements	December 31, 2016

2. RELATED PARTIES:
Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the year ended December 31, 2016, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the respective Funds.
Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in	Next $200 million in	Net assets over
	net assets	net assets	$500 million
Monetta Fund	0.95%	0.90%	0.85%

Monetta Young Investor Fund		0.55% of total net assets

The Fund’s Adviser, Monetta Financial Services, Inc., as of December 31, 2016, owned 4,524 shares or 0.08% of the Monetta Young Investor Fund.
3. CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Young
	Fund	Investor Fund

2015 Beginning Shares	3,130,981	6,917,338
Shares sold	31,178	1,725,721
Shares issued upon dividend reinvestment	350,940	555,773
Shares redeemed	(214,898)	(2,871,375)
Net increase (decrease) in shares outstanding	167,220	(589,881)
2016 Beginning Shares	3,298,201	6,327,457
Shares sold	118,427	2,270,042
Shares issued upon dividend reinvestment	86,900	166,793
Shares redeemed	(285,441)	(2,990,660)
Net decrease in shares outstanding	(80,114)	(553,825)
2016 Ending Shares	3,218,087	5,773,632

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the year ended December 31, 2016, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities

	Purchases	Sales	Purchases	Sales
Monetta Fund	$—	$—	$57,057,324	$62,306,430
Monetta Young Investor Fund	—	—	46,540,220	62,741,196

5. DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Fund to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Monetta Young Investor Fund are accrued daily. The distributor is Quasar Distributors, LLC.

Report of Independent Registered Public Accounting Firm	December 31, 2016

To the Shareholders and Board of Trustees of
 Monetta Trust
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Trust comprising Monetta Fund and Monetta Young Investor Fund (the “Funds”) as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the year ended December 31, 2012, were audited by other auditors whose report dated February 26, 2013, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Monetta Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
COHEN & COMPANY, LTD.
Cleveland, Ohio
 February 24, 2017

Other Information (Unaudited)	December 31, 2016

BOARD APPROVAL OF ADVISORY AGREEMENTS – PROCESS OF ANNUAL REVIEW
At an in-person meeting held on November 14, 2016, the Board considered the renewal of two separate investment advisory agreements. One between the Trust, on behalf of the Monetta Fund and the Adviser, and another between the Trust, on behalf of the Monetta Young Investor Fund (the “Young Investor Fund”) and the Adviser. Both advisory agreements are required to be renewed annually on or before December 2, 2016 by a majority of the Trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving each agreement.
The Board was presented with relative performance, fees, expenses, asset size and other information in connection with the continuation of each advisory agreement. The Board received a memorandum from Thompson Hine outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that Thompson Hine had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials, and the Board was provided with responsive information regarding each Fund prior to the Meeting. The Board also discussed with representatives of the Adviser certain matters in respect of the request for information. The Board reviewed the advisory agreements and materials considered relevant in connection with the renewal of the agreements, as set forth below.
In the approval of the advisory fees and other expenses to be paid by the Funds, and the advisory agreements themselves, the Board considered the following factors (no single one of which was determinative): the management and advisory needs of the Funds, the nature and quality of the services provided by the Adviser in relation to the fee paid, the profitability to the Adviser (including an analysis of the Adviser’s cost of providing services), whether the Adviser is enjoying economies of scale and are sharing the benefits of such economies with fund shareholders, whether comparative expense ratios and fee rates are higher or lower than those of other similar funds, and the fall-out benefits to the Adviser from managing the Funds (i.e. indirect revenues to the Adviser attributable in some way to the existence of the Funds).
The Board discussed the nature, extent, and quality of services provided by the Adviser. They noted that, in their view, the “tone at the top” related to compliance was excellent. The Board agreed that consistency and experience of Adviser personnel is superior, and the Board appreciates the open dialogue and transparency offered by the Adviser personnel. Mr. Davalla noted for the Trustees that there were no material compliance violations since the last renewal of the advisory agreements.
The Board reviewed the profitability of the Adviser and its ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Fund complex, noting the prior dialogue with Mr. Bacarella regarding the Adviser’s financial position. They further discussed the total revenues and fall-out benefits to the Adviser from the Advisory Agreements, and the limited profitability of the Adviser and noted that the Adviser has no clients other than the Funds. The Board acknowledged that the advisory fee schedule for the Young Investor Fund does not contain break points, whereas the fee schedule for the Monetta Fund does contain break points.
The Board determined the revenue and profits of the Adviser were both reasonable and appropriate. They noted Mr. Bacarella and Mr. Bacarella Jr. are paid less than typical advisers within their industry. The Board found the advisory fee for each Fund to be reasonable in light of the nature, quality and extent of the services being provided to each Fund, the size of each Fund and the costs incurred by the Adviser in providing such services. They also found the fee structure for the Young Investor Fund reasonable given the nature and type of securities held by the Fund. The Board determined the break points in the fee schedule for the Monetta Fund were reasonably likely to allow the shareholders of the Fund to share in economies of scale as the Fund grows.

Other Information Cont’d (Unaudited)	December 31, 2016

The Board believed they had sufficient information in connection with the performance comparison and expense ratio comparison for each Fund and were comfortable with the peer groupings for the Funds as represented in the Materials. The Board’s specific determinations with respect to each Fund are listed below:
Monetta Fund: The Monetta Fund's calendar year-to-date performance as of September 30, 2016 was 3.07% versus the S&P 500 Index return of 7.84%. The Board noted that the Fund had slightly lagged its Morningstar US Large Growth Fund peer group median in the 1-year, 3-year and 5-year time periods, but slightly beat the peer group median in the 10-year time period. They noted the Adviser continued to place an emphasis on sector allocation, in an effort to improve performance. The Board considered the Monetta Fund’s 0.95% Advisory Fee in reference to its average industry peer grouping of 0.78% as well as the range of advisory fees within the peer group from 0.40% to 1.16%. They were satisfied that the current advisory fee, as well as the net expense ratio of 1.46% versus its peer average of 1.21%, was reasonable. The Board asked the Adviser to continue to explore ways of reducing the expense ratio for Monetta Fund shareholders.
Young Investor Fund: The Young Investor Fund's calendar year-to-date performance as of September 30, 2016 was 5.95% versus the S&P 500 Index return of 7.84%. The Board noted that the Fund’s average annual performance slightly lagged its Morningstar US Large Growth peer group median for the 3-year and 5-year time periods, but beat the peer group median calendar year-to-date and in the 1-year time period. The Board was pleased with the Adviser’s focus on long-term consistency in performance. They noted that the advisory fee of 0.55% compared favorably to the peer group average of 0.72% and that the Fund’s 1.23% net expense ratio was lower than the 1.25% average net expense ratios of its Morningstar peer group. The Board determined that in light of the Fund’s current asset level, the Young Investor Fund’s advisory fee and overall expenses are reasonable.
Conclusion: No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreements; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreements was in the best interest of the Funds and their shareholders.

Trustees & Officers (Unaudited)		December 31, 2016

Name (Year of Birth)	Principal Occupation	Other
Position(s) Held	During Past 5 Years	Directorships and
with Fund		Affiliations

Independent (“disinterested”) Trustees

John L. Guy (1952)	EVP/Director of Business Banking,	Ambassador Funds,
Independent Chairman since May 19, 2014	Webster Bank, since Dec. 2010.	2010-2012
Trustee since 1993		Monetta Fund, Inc.
1998-2013

Marlene Z. Hodges (1948)	Founder and CEO of Marlene Z. Hodges,	Ambassador Funds,
Trustee since 2001	LLC, a consultancy providing financial	2010-2012
	guidance to non-profits, since Oct 2011;	Monetta Fund, Inc.
	EVP & CFO of Orchard Village since 2012.	2001-2013

Patricia J. Luscombe (1961)	Managing Director of Valuations & Opinions	Northern Lights
Trustee since November 13, 2015	Group, Lincoln International, LLC.	Fund III
2015-Present

Inside (“interested”) Trustee(1)

Robert S. Bacarella (1949)	Chief Executive Officer, President and	Ambassador Funds,
Trustee and President since 1993	Director of Monetta Financial Services, Inc.	2010-2012
Principal Executive Officer since 2002	since 1984.	Monetta Fund, Inc.
1985-2013

Officers Who Are Not Trustees:

Robert J. Bacarella* (1977)	Vice President, Treasurer, Chief Financial	Not Applicable
Vice President since 2009	Officer, and Director of Monetta Financial
Treasurer since 2010	Services Inc. since 2009.
Secretary, Chief Financial Officer,
Principal Financial Officer and
Principal Accounting Officer since 2012

Douglas N. Tyre (1980)	Chief Compliance Officer for the Adviser since	Not Applicable
Chief Compliance Officer	March 2016; Vice President, Chief Compliance
c/o Cipperman Compliance	Officer, Cipperman Compliance Services LLC
Services LLC	(2014-present). Formerly, Client Services &
480 E. Swedesford Road,	Operations Specialist-Senior Associate of Echo
Suite 300	Point Investment Management LLC (2010-2014).
Wayne, PA 19087

(1) Trustees who are employees or officers of the Adviser receive no compensation from the Trust.
* Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.
The address for each Trustee and officer, unless otherwise indicated, is the Adviser’s office.
Additional information about the Trustees is available in the Trust’s Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Notice to Shareholders	December 31, 2016 (Unaudited)

Tax Information
For the fiscal year ended December 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designed as qualified dividend income was 100.0% and 100.0% for the Monetta Fund and Monetta Young Investor Fund, respectively.
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was 100.0% and 100.0% for the Monetta Fund and Monetta Young Investor Fund, respectively.
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.0% and 0.0% for the Monetta Fund and Monetta Young Investor Fund, respectively.
Proxy Voting Policies and Proxy Voting Record
The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Form N-Q Holdings Information
The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Privacy Policy
In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.
We may collect nonpublic, personal information about you from the following sources:
•	information that you provide us on applications and other forms;
•	information that we generate to service your account, such as account statements; and
•	information that we may receive from third parties.
We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.
We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Marlene Z. Hodges and John L. Guy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to services while performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-Related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” refer to services provided by the principal accountant other than those previously mentioned. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$24,000	$35,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$7,500
All Other Fees	$-	$-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

.
	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)*   /s/ Robert S. Bacarella
  Robert S. Bacarella, Chief Executive Officer

Date   3/3/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Robert S. Bacarella
  Robert S. Bacarella, Chief Executive Officer

Date   3/3/17

By (Signature and Title)*   /s/ Robert S. Bacarella
  Robert S. Bacarella, Chief Executive Officer

Date   3/3/17

* Print the name and title of each signing officer under his or her signature.